SUPPLEMENT TO THE CLASS I AND CLASS II
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

                       TEMPLETON DEVELOPING MARKETS TRUST
                              SAI dated May 1, 1996
                          (as amended November 1, 1996)

                           TEMPLETON GROWTH FUND, INC.
                            SAI dated January 1, 1997

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                            SAI dated January 1, 1997

                           TEMPLETON GLOBAL BOND FUND
                            SAI dated January 1, 1997

I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class." This SAI describes the Class I and Class II shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class, contact your investment representative or Distributors.

II. The discussion under "HOW DO I BUY, SELL AND EXCHANGE SHARES? - LETTER OF INTENT" is amended by replacing the fifth sentence of the first paragraph with the following text:

           Your holdings in the Franklin Templeton Funds, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge.

III. The discussion under "THE FUND'S UNDERWRITER - THE RULE 12B-1 PLANS" is amended by replacing the first paragraph with the following text:

           The Fund has adopted a distribution plan or "Rule 12b-1 plan" with respect to its Class I and Class II shares pursuant to Rule 12b-1 of the 1940 Act.

January 17, 1997